© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2 Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward- looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: weakness or a decline in the U.S. economy, in particular in New Jersey, New York Metropolitan area (including Long Island) and Florida; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; less than expected cost savings from the maturity, modification or prepayment of long-term borrowings that mature through 2022; further prepayment penalties related to the early extinguishment of high cost borrowings; less than expected cost savings in 2016 and 2017 from Valley's Branch Efficiency and Cost Reduction Plans; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected loan losses within one or more segments of our loan portfolio; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors; unanticipated credit deterioration in our loan portfolio; lower than expected cash flows from purchased credit-impaired loans; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; future goodwill impairment due to changes in our business, changes in market conditions, or other factors; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards, including the potential issuance of new authoritative accounting guidance which may increase the required level of our allowance for credit losses; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; the inability to realize expected revenue synergies from the CNL merger in the amounts or in the timeframe anticipated; costs or difficulties relating to CNL integration matters might be greater than expected; inability to retain customers and employees, including those of CNL; lower than expected cash flows from purchased credit-impaired loans; and other unexpected material adverse changes in our operations or earnings. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Traded on the New York Stock Exchange (NYSE: VLY) • Regional Bank Holding Company • Headquartered in Wayne, New Jersey • Founded in 1927 • 2,929 Total Employees(1) Financial Highlights December 31, 2015 December 31, 2014 Assets $21.6 billion $18.8 billion Interest Earning Assets $19.3 billion $16.5 billion Loans $16.0 billion $13.5 billion Deposits $16.3 billion $14.0 billion Shareholders’ Equity $2.2 billion $1.9 billion Corporate Profile 3 Branches 227 ATMs 228 Overview of Valley National Bancorp (1)Total employees reflects the full-time equivalent as of December 31, 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Focus on credit quality • Measured growth strategies • Never had a losing quarter • Heavily populated footprint • Strong customer service • Experienced senior and executive management • Experienced commercial lender • Large percentage of retail ownership – Long-term investment approach – Focus on cash dividends • Large insider ownership, family members, retired employees and retired directors • Approximately 266 institutional holders or 53% of all shares held* Our Approach 4 *Data as of 2/1/2016

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Strategic Vision 5 Valley in 2020 NJ NY FL Overview  Maintain a commercial banking franchise with a diversified balance sheet  Focus on expanding current geographic footprint  Operate in three (3) of the best markets on the East Coast  Initial entrée (end of year 2014) into Florida proved successful Long-term Vision  Asset Size: Mid-Size Bank  Footprint: NJ / NY / FL  Growth: Organic / Via Acquisitions

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp 191 Branches New Jersey & New York Franchise NJ 67% NY 21% Loans NJ 65% NY 24% Deposits 6 16 Counties Core Demographic Overview NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. / Sq. Mile 5,943 40,080 3,123 89 Avg. Income / Household $95,598 $83,900 $114,414 $71,320 Avg. Deposits / Branch $101,972 $668,345 $124,563 $106,264 VLY Deposits $8.2 billion $2.3 billion $1.0 billion $14.5 billion VLY Deposit Market Share 5.93% 0.22% 0.87% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan; Demographic data only available for 2014

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Florida Franchise FL 14% Loans FL 17% Deposits 7 36 Branches 14 Counties NY/NJ 86% NY/NJ 83% Core Demographic Overview Central Tampa(1) Central Orlando(2) Southeast(3) Florida Avg. Pop. / Sq. Mile 2,343 415 1,458 352 Avg. Income / Household $61,996 $62,028 $64,147 $57,014 Avg. Deposits / Branch $102,959 $65,741 $139,023 $93,768 VLY Deposits $0.1 billion $0.5 billion $1.4 billion $2.5 billion VLY Deposit Market Share 0.20% 1.30% 0.66% 0.61% (1)Central Tampa includes Pinellas and Hillsborough Counties (2)Central Orlando includes Orange, Brevard and Indian River Counties (3)Southeast includes Palm Beach, Broward and Miami-Dade Counties; Demographic data only available for 2014

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 1.22% 0.36% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% Valley’s 4Q 2015 Highlights 4Q Highlights Year Over Year Loan Growth(1) • Completed the acquisition of CNLBank on December 1, 2015 • Closed an additional 6 branches during the quarter in connection with our Branch Efficiency and Cost Reduction Plans – Goal of eliminating 28 or 12% of total branch network by end of 2016 • Prepaid high cost borrowings of $845 million which had a total average cost of 3.72% – Expected to contribute approximately $27 million in incremental net interest income • Recorded net interest income of $148.0 million for the quarter, up 11% sequentially and 15% from the same period a year ago • Net interest margin increased 21 bps quarter over quarter to 3.30% Dashboard 7% 14% 18% 10% 6% 8% 3% 2% 0% 10% 20% 30% Commercial & Industrial Commercial Real Estate Residential Mortgage Total Consumer Valley Valley ex CNL 13% 22% 22% 12% Non-Performing Asset to Total Assets(2) 8 (1)Total Loans, year over year percent change (2)Excludes Purchase Credit Impaired Loans

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Expected Impact of Branch Efficiency Plan Cost Reduction Plan to Yield Added Efficiencies • Anticipated to reduce annual operating expense by $4.5 million in 2016 increasing to $10 million in 2017(1) • Will close a total of approximately 28 branches through the third quarter of 2016 (13 closed in the second half of 2015) • Continued evaluation of customer delivery channels, branch usage patterns, and other factors Net Reduction in Operating Expenses(1) Expense Discipline to Improve Efficiency Ratio(2) Branch Efficiency & Cost Reduction Plans • Expected to save $5 million in pre-tax operating expense in 2016 increasing to $8 million in 2017 • Streamline various aspects of Valley’s business model, staff reductions and further utilization of technological enhancements $4.5 $10.0 $5.0 $8.0 FY 2016 FY 2017 Cost Reductions Branch Efficiency $9.5 million $18.0 million 74% 65% 60% 60% 58% 62% 66% 70% 74% FY 2015 1H 2016 2H 2016 FY 2017 9 (1)Operating expense presented on a pre-tax basis (2)Actual and estimated efficiency ratio is total non-interest expense less amortization of tax credit investments divided by net interest income plus non-interest income ~ ~ ~ ~

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Prudently Managing Our Funding Sources Prepayment Replacement Borrowings ~$845 million Duration (months) ~24 ~12 Average Fixed Cost 3.72% 0.56% Annual Interest Expense $31.4 million $4.7 million High-Cost Borrowing Maturities through 2018* Borrowing Strategy • Prepaid $795 million of borrowings maturing in 2017 & $50 million of borrowings maturing in 2018 • Replace with approximately 1-year average duration borrowings • Moderate impact on the overall interest rate sensitivity of the balance sheet $275 $10 $455 2016 2017 2018 • Approximately $182 million of borrowings with an average cost of 4.69 percent mature between March and April 2016 • Continuing to evaluate remaining high cost borrowings maturing through 2018 for opportunity to enhance net interest income 10 *Figures displayed in millions, excludes $845 million of borrowings prepaid in Q4 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Overview of Credit Trends 2003 – 2015 Average Net Charge-offs to Loans by Category 0.07% 0.46% 0.26% 0.06% 0.08% 0.42% 0.20% 0.34% 0.62% 1.69% 0.41% 0.47% 1.26% 0.57% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% CRE C&I C&D Residential Home Equity Consumer Total Valley National Bancorp Peer Group ($10 to $50 billion in assets) Data as of 2/2/2016 Peer group includes banks between $10 billion and $50 billion in assets 11

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp PCI Fair Value Adjustment & ACL* PCI FVA & ACL as Percent of Total Loans 1 0 4. 3 1 0 4 .6 1 0 4 .9 1 0 6 .7 1 0 8 .4 1 0 5 .9 1 0 0 .0 9 1 .5 8 7 .3 1 1 7 .0 50 60 70 80 90 100 110 120 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 Allowance for Credit Loss Fair Value Adjustment Millions Bancorp Regulatory Capital Ratios Capital Highlights Strong Capital Profile 0.77% 0.77% 0.72% 0.71% 0.68% 0.79% 0.73% 0.63% 0.58% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 Allowance for Credit Loss Fair Value Adjustment 1 1 .4 2% 1 1 .3 5% 1 2 .6 2% 1 2 .4 3% 1 2 .0 2% 9 .7 3% 9 .4 5% 1 0 .0 7% 9 .9 3% 9 .7 2% 9 .4 5% 9 .3 1% 9 .1 8% 9 .0 1% 4% 6% 8% 10% 12% 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 Total RBC Tier 1 RBC CET1 • Regulatory capital ratios reflect strong capital position • Prepayment penalties associated with the extinguishment of 2017 & 2018 borrowings negatively impacted all RBC ratios by 19bps • Expected to be earned back by the end of 2017 12 *Allowance for credit losses (ACL) Purchased credit impaired (PCI) loans; Fair value adjustment (FVA); Allocated by pool and cannot be utilized across pools

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Appendix

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Strong Addition to Franchise Financial Highlights 9/30/2015 Assets $1.3 Billion Loans $858 Million Deposits $1.1 Billion Tangible Common Equity $131 Million YTD ROAA 0.63% YTD NIM 3.27% NPAs / Total Assets 2.65% YTD Loan Growth (Annualized) 8.2% • Founded in 1999 • Headquartered in Orlando, FL • Currently the 16th largest community bank headquartered in Florida by total deposits • 16 branches focused in five of the six largest MSAs in the state (Orlando, Miami-Fort Lauderdale-West Palm Beach, Cape Coral- Fort Myers, Naples, Jacksonville and Bradenton) • Enviable core deposit franchise with 39% non-interest bearing deposits • Experienced management team/ market leaders with solid reputation 14

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Loans, 74% Securities, 14% Cash, 2% Intangible Assets, 3% Total Other Assets, 7% Total Assets Valley National Bancorp Asset & Loan Composition Commercial Real Estate, 46% Residential Mortgages, 20% Commercial Loans, 16% Auto Loans, 8% Other Consumer, 6% Construction, 5% Loan Portfolio *Total Other Assets include bank owned branch locations carried at a cost estimated by management to be less than the current market value. Totals may not equal 100 percent due to rounding. 15

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Commercial Real Estate - $7.0 Billion 14% 14% 13% 13% 11% 5% 4% 3% 2% 1% 20% -Average LTV based on current balances and most recent appraised value. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $567 Million in Construction loans. Construction composition displayed separately in presentation. *The average LTV columns do not include 1st United or CNL Bank CRE portfolio collateral values. Commercial Real Estate Diversified Portfolio 16 Primary Property Type $ Amount (Millions) % of Total Avg 2011 4Q Avg LTV* LTV* Retail 1,421 20% 53% 50% Mixed Use 983 14% 52% 45% Apartments 951 14% 59% N/A Coop Mortgages 898 13% 11% N/A Industrial 882 13% 54% 52% Office 796 11% 54% 53% Healthcare 322 5% 58% 61% Specialty 309 4% 45% 50% Other 238 3% 40% 40% Residential 166 2% 54% 49% Land Loans 70 1% 57% 67% Total $7,036 100% 48% Data as of December 31, 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Retail Property Types - $1.4 Billion 32% 25% 20% 8% 7% 4% 2% 2% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. -Construction composition displayed separately in presentation -*The average LTV’s does not include 1st United or CNL Bank CRE portfolio collateral values Retail Composition Commercial Real Estate 17 Retail Property Type % of Avg 2011 4Q Avg LTV* Total LTV* Single Tenant 32% 55% 51% Multi-Tenanted - Anchor 25% 54% 52% Multi-Tenanted – No Anchor 20% 55% 53% Auto Dealership 8% 49% 49% Other 7% N/A N/A Food Establishments 4% 53% 54% Entertainment Facilities 2% 49% 45% Auto Servicing 2% 49% 51% Data as of December 31, 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 25% 24% 19% 18% 8% 4% 1% 1% Composition Construction Loan Total Construction Loans - $567 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. 18 Primary Property Type $ Amount (Millions) % of Total 4 Qtr 2011 % of Total Apartments 141 25% 39% Residential 136 24% 9% Mixed Use 107 19% 11% Land Loans 102 18% 15% Retail 45 8% 11% Healthcare 23 4% 1% Other 8 1% 11% Specialty 5 1% 3% Total $567 100% Data as of December 31, 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 19

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 20